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                                                                      EXHIBIT 10
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                               AMENDMENT NO. 1 TO

                              AMENDED AND RESTATED

                         EQUITY LINE FINANCING AGREEMENT

                                     BETWEEN

                              COMPUTER MOTION, INC.

                                       AND

                                SOCIETE GENERALE

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         THIS AMENDMENT NO. 1, dated as of January 3, 2002, to the AMENDED AND
RESTATED EQUITY LINE FINANCING AGREEMENT, dated as of September 20, 2001, between COMPUTER MOTION, INC., a Delaware corporation (the "Company"), and SOCIETE GENERALE, a bank organized under the laws of France (the "Investor").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Investor entered into the Equity Line Financing Agreement on March 30, 2001 and the Amended and Restated Equity Line Financing Agreement on September 20, 2001, and have agreed further to amend the agreement in order to reflect the intent of the parties on the date the Equity Line Financing Agreement was originally entered into by correcting a drafting error contained in the definition of "Maximum Draw Down Amount."

         NOW THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the Company and the Investor agree as follows:

                             ARTICLE I DEFINITIONS

         SECTION 1 AMENDMENT. The definition of "Maximum Draw Down Amount" shall be amended in its entirety to read as follows:

         "Maximum Draw Down Amount" with respect to any Draw Down effected by the Company in accordance with Section 2.03 hereof shall mean the lesser of (i) $250,000 (subject to increase to (I) $500,000 in the event the average VWAP for the Common Stock for each of the five Trading Days immediately preceding the applicable Draw Down Date, multiplied by the Average Daily Trading Volume of the Common Stock applicable with respect to such Draw Down Date shall exceed $750,000 or (II) $800,000 in the event the average VWAP for the Common Stock for each of the five Trading Days immediately preceding the applicable Draw Down Date, multiplied by the Average Daily Trading Volume of the Common Stock applicable with respect to such Draw Down Date shall exceed $1,250,000 and (ii) 10% of the product of (x) the average VWAP for the Common Stock for each of the five Trading Days immediately preceding the applicable Draw Down Date, multiplied by (y) the Average Daily Trading Volume of the Common Stock applicable with respect to such Draw Down Date, multiplied by (z) 5.

         SECTION 2 ENTIRE AGREEMENT. The Amended and Restated Equity Line Financing Agreement as amended by this Amendment No. 1 (together with the other Transaction Documents (as such term is defined in the Amended and Restated Equity Line Financing Agreement) and all other documents delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter thereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter thereof.

         SECTION 3 TITLES AND HEADINGS. Titles, captions and headings of the sections hereof are for convenience of reference only and shall not affect the construction of any provision.

         SECTION 4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, INTERPRETED UNDER, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW
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         YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         SECTION 5 COUNTERPARTS. This Amendment No. 1 to the Amended and Restated Equity Line Financing Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Investor have caused this Amendment No. 1 to the Amended and Restated Equity Line Financing Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                       COMPUTER MOTION, INC.

                                       By: /S/ Larry Redfern
                                           Name: Larry Redfern
                                           Title: Acting Chief Financial Officer

                                       SOCIETE GENERALE

                                       By: /S/ Arnaud Desombre
                                           Name: Arnaud Desombre
                                           Title: Director

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